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                                                                   EXHIBIT 99
                    BARNETT AUTO TRUST 1997-A

                   5.6544% ASSET BACKED NOTES
                     5.92% ASSET BACKED NOTES
                     6.03% ASSET BACKED NOTES
                     6.18% ASSET BACKED NOTES
                     6.26% ASSET BACKED NOTES
                     6.38% ASSET BACKED NOTES


Distribution Date:			06/15/98
Collection Period:			05/01/98	-	05/31/98

Under the Sale and Servicing Agreement dated as of September 18, 1997 among
Barnett Dealer	Financial Servies, Inc. (or "BDFS"), as servicer and seller
(the "Servicer"), Barnett Auto Trust 1997-A,	as issuer (the "Trust"), and
BDFS., as sponsor, the Servicer is required certain information each	month
regarding current distributions to the Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.	Information Regarding the Current Monthly Distribution
	1.	Class A-1 Notes
		a.	The aggregate amount of the distribution with respect
        to the Notes				 				                                          		$0.00

		b.	The amount of the distribution set forth in paragraph
        A1a above in respect of interest	on the Notes.									         	$0.00

		c.	The amount of the distribution set forth in paragraph
        A1a above in respect of principal	of the Notes.								        		$0.00

		d.	The amount of the distribution set forth in paragraph
        A1a payable out of amounts	withdrawn from the
        Reserve Account with respect to the Notes.									             	$0.00

		e.	The amount of the distribution set forth in paragraph
        A1a above, per $1,000 Note.								                       		$0.0000000

		f.	The amount of the distribution set forth in paragraph
        A1b above, per $1,000 Note.								                       		$0.0000000

		g.	The amount of the distribution set forth in paragraph
        A1c above, per $1,000 Note.									                       	$0.0000000

		h.	The amount of the distribution set forth in paragraph
        A1d above, per $1,000 Note.										                       $0.0000000

	2.	Class A-2 Notes

		a.	The aggregate amount of the distribution with respect
        to the Notes		                                  								$16,182,796.74

		b.	The amount of the distribution set forth in paragraph
        A2a above in respect of interest	on the Notes.									   	$710,089.91

		c.	The amount of the distribution set forth in paragraph
        A2a above in respect of principal	of the Notes.		 						$15,472,706.83

		d.	The amount of the distribution set forth in paragraph
        A2a payable out of amounts	withdrawn from the
        Reserve Account with respect to the Notes.							             			$0.00

		e.	The amount of the distribution set forth in paragraph
        A2a above, per $1,000 Note.		                     								$104.4051401

		f.	The amount of the distribution set forth in paragraph
        A2b above, per $1,000 Note.	                       									$4.5812252

		g.	The amount of the distribution set forth in paragraph
        A2c above, per $1,000 Note.									                      	$99.8239149

		h.	The amount of the distribution set forth in paragraph
        A2d above, per $1,000 Note.								                       		$0.0000000

	3.	Class A-3 Notes

		a.	The aggregate amount of the distribution with respect
        to the Notes		                                     								$854,250.00

		b.	The amount of the distribution set forth in paragraph
        A3a above in respect of interest	on the Notes.								   		$854,250.00

		c.	The amount of the distribution set forth in paragraph
        A3a above in respect of principal	of the Notes.								        		$0.00

		d.	The amount of the distribution set forth in paragraph
        A3a payable out of amounts	withdrawn from the
        Reserve Account with respect to the Notes.									             	$0.00

		e.	The amount of the distribution set forth in paragraph
        A3a above, per $1,000 Note.								                       		$5.0250000

		f.	The amount of the distribution set forth in paragraph
        A3b above, per $1,000 Note.									                       	$5.0250000

		g.	The amount of the distribution set forth in paragraph
        A3c above, per $1,000 Note.								                       		$0.0000000

		h.	The amount of the distribution set forth in paragraph
        A3d above, per $1,000 Note.									                       	$0.0000000

	4.	Class A-4 Notes

		a.	The aggregate amount of the distribution with respect
        to the Notes							                                     			$463,500.00

		b.	The amount of the distribution set forth in paragraph
        A4a above in respect of interest	on the Notes.								   		$463,500.00

		c.	The amount of the distribution set forth in paragraph
        A4a above in respect of principal	of the Notes.								        		$0.00

		d.	The amount of the distribution set forth in paragraph
        A4a payable out of amounts	withdrawn from the
        Reserve Account with respect to the Notes.								             		$0.00

		e.	The amount of the distribution set forth in paragraph
        A4a above, per $1,000 Note.								                       		$5.1500000

		f.	The amount of the distribution set forth in paragraph
        A4b above, per $1,000 Note.									                       	$5.1500000

		g.	The amount of the distribution set forth in paragraph
        A4c above, per $1,000 Note.									                       	$0.0000000

		h.	The amount of the distribution set forth in paragraph
        A4d above, per $1,000 Note.								                       		$0.0000000

	5.	Class A-5 Notes

		a.	The aggregate amount of the distribution with respect
        to the Notes	                                     									$217,514.13

		b.	The amount of the distribution set forth in paragraph
        A5a above in respect of interest	on the Notes.								   		$217,514.13

		c.	The amount of the distribution set forth in paragraph
        A5a above in respect of principal	of the Notes.				        						$0.00

		d.	The amount of the distribution set forth in paragraph
        A5a payable out of amounts	withdrawn from the
        Reserve Account with respect to the Notes.							             			$0.00

		e.	The amount of the distribution set forth in paragraph
        A5a above, per $1,000 Note.								                       		$5.2166666

		f.	The amount of the distribution set forth in paragraph
        A5b above, per $1,000 Note.								                       		$5.2166666

		g.	The amount of the distribution set forth in paragraph
        A5c above, per $1,000 Note.									                       	$0.0000000

		h.	The amount of the distribution set forth in paragraph
        A5d above, per $1,000 Note.								                       		$0.0000000

	6.	Class B Notes

		a.	The aggregate amount of the distribution with respect
        to the Notes							                                     			$192,081.81

		b.	The amount of the distribution set forth in paragraph
        A6a above in respect of interest	on the Notes.							   			$192,081.81

		c.	The amount of the distribution set forth in paragraph
        A6a above in respect of principal	of the Notes.									        	$0.00

		d.	The amount of the distribution set forth in paragraph
        A6a payable out of amounts	withdrawn from the
        Reserve Account with respect to the Notes.								             		$0.00

		e.	The amount of the distribution set forth in paragraph
        A6a above, per $1,000 Note.								                       		$5.3166667

		f.	The amount of the distribution set forth in paragraph
        A6b above, per $1,000 Note.								                       		$5.3166667

		g.	The amount of the distribution set forth in paragraph
        A6c above, per $1,000 Note.		                       								$0.0000000

		h.	The amount of the distribution set forth in paragraph
        A6d above, per $1,000 Note.								                       		$0.0000000

	7.	Certificates

		a.	The aggregate amount of the distribution with respect
        to the Certificates									                            	$2,142,192.24

		b.	The amount of the distribution set forth in paragraph
        A7a payable out of amounts	withdrawn from the
        Reserve Account with respect to the Certificates.		 					$2,142,192.24


B.	Information Regarding the Performance of the Trust


		1.	Pool Balance and Note Principal Balance.

			a.	The Pool Balance at the close of business on the last
         day of the Collection Period.							                		$466,288,678.54

			b.	The Class A-1 Note Pool Balance after giving effect to
         payments allocated to principal as	set forth in
         paragraph A1c.								                                         	$0.00

			c.	The Class A-1 Note Pool Factor after giving affect to
         the payments set forth in	paragraph A1c.						          			0.0000000%

			d.	The Class A-2 Note Pool Balance after giving effect
         to payments allocated to principal as	set forth
         in paragraph A2c.							                            		$128,464,438.10

			e.	The Class A-2 Note Pool Factor after giving affect to
         the payments set forth in	paragraph A2c.							         		89.2503726%

			f.	The Class A-3 Note Pool Balance after giving effect to
         payments allocated to principal as	set forth in
         paragraph A3c.						                               			$170,000,000.22

			g.	The Class A-3 Note Pool Factor after giving affect to
         the payments set forth in	paragraph A3c.							        		100.0000000%

			h.	The Class A-4 Note Pool Balance after giving effect to
         payments allocated to principal as set forth in
         paragraph A4c.							                                		$90,000,000.11

			i.	The Class A-4 Note Pool Factor after giving affect
         to the payments set forth in paragraph A4c.						     			100.0000000%

			j.	The Class A-5 Note Pool Balance after giving effect
         to payments allocated to principal as	set forth
         in paragraph A5c.							                             		$41,696,000.06

			k.	The Class A-5 Note Pool Factor after giving affect to
         the payments set forth in	paragraph A5c.							        		100.0000000%

			l.	The Class B Note Pool Balance after giving effect to
         payments allocated to principal as set forth in
         paragraph A6c.						                                			$36,128,240.05

			m.	The Class B Note Pool Factor after giving affect to
         the payments set forth in	paragraph A6c.									        100.0000000%

			n.	The aggregate Purchase Amount for all Receivables
         that were repurchased in the Collection Period.								        	$0.00

			o.	The aggregate Payahead Balance on such Distribution
         Date.                                     	      							$1,293,426.94

			p.	The change in the Payahead Balance from the preceding
         Distribution Date.		                             							($155,037.03)

			q.	The aggregate Advance Balance on such Distribution Date.			$2,010,946.15

			r.	The change in the Advance Balance from the preceding
         Distribution Date.	                                 								$7,537.97

			s.	Total Collections by the Servicer.					               				$19,452,423.22

			t.	All amounts received by the Trust from the Servicer.		 			$19,459,961.19

		2.	Servicing

				a.	The aggregate amount of the Servicing Fee paid to the
          Servicer with respect	to the preceding Collection
          Period.		                                          						$401,467.82

		3.	Payment Shortfalls

				a.	The amount of the Class A Noteholders' Interest
          Carryover Shortfall after giving effect	to the
          payments set forth in paragraph A1b above with
          respect to the Notes.						                                  		$0.00

				b.	The amount of the Class A Noteholders' Interest
          Carryover Shortfalls set forth in	paragraph
          B3a above per $1,000 interest with respect to
          the Class A Notes.						                                     		$0.00

				c.	The amount of the Class B Noteholders' Interest
          Carryover Shortfall after giving effect	to the
					     payments set forth in paragraph A1b above with
          respect to the Notes.							                                  	$0.00

				d.	The amount of the Class B Noteholders' Interest
          Carryover Shortfalls set forth in	paragraph
          B3a above per $1,000 interest with respect to
          the Class B Notes.						                                     		$0.00

				e.	The amount of the Class A Noteholders' Principal
          Carryover Shortfall after giving effect to the
 					    payments set forth in paragraph A1b above with
          respect to the Notes.						                                  		$0.00

				f.	The amount of the Class A Noteholders' Principal
          Carryover Shortfalls set forth in	paragraph
          B3a above per $1,000 Principal with respect
          to the Class A Notes.							                                  	$0.00

				g.	The amount of the Class B Noteholders' Principal
          Carryover Shortfall after giving effect	to the
          payments set forth in paragraph A1b above with
          respect to the Notes.					                                  			$0.00

				h.	The amount of the Class B Noteholders' Principal
          Carryover Shortfalls set forth in	paragraph
          B3a above per $1,000 Principal with respect
          to the Class B Notes.						                                  		$0.00

		4.	Losses and Delinquencies


				a.	The aggregate amount scheduled to be paid, including
          unearned finance and	other charges, for which
          Obligors are delinquent 60 days or more.						       		$2,904,927.07

				b.	The amount of the aggregate Realized Losses for such
          Collection Period.							                               	$554,104.90

				c.	Cumulative Realized Losses from the Closing Date,
          including Realized Losses	for such Collection
          Period.                                        								$3,370,183.88

				d.	Recoveries, if any, for such Collection Period.						       		$8,530.43

		5.	Reserve Account

				a.	The Reserve Account balance as of the last day of the
          preceding Collection	Period, including earnings.						$24,199,967.71

				b.	Earnings included in above balance.						                 		$111,898.44

				c.	Transfer to Reserve Account from Collection Account on
          Distribution Date.					                             			$1,256,658.46

				d.	Payments to the Certificateholders					              			($2,142,192.24)

				e.	The Reserve Account balance as of the Distribution Date
          set forth above	after giving effect to the
          distribution in respect of principal made on such	 			$23,314,433.93
     					Distribution Date.

		6.	Delinquency

				a.	Percentage of principal balance of Receivables
          delinquent 31 to 60 days.						                              		0.79%

				b.	Percentage of principal balance of Receivables
          delinquent 61 to 90 days.						                              		0.37%

				c.	Percentage of principal balance of Receivables
          delinquent over 90 days.							                               	0.23%

		7.	WAC/WAM

				a.	Weighted Average Coupon of Receivables							                   	12.09%

				b.	Weighted Average Remaining Term of Receivables						            		50.87




                  SCHEDULE OF EXCESS CASH


1.	Total interest collected in collection period												     $4,649,667.03

2.	-	Interest on Class A-1 Notes										                              	$0.00

3	-	Interest on Class A-2 Notes											                       ($710,089.91)

4.	-	Interest on Class A-3 Notes									                      		($854,250.00)

5.	-	Interest on Class A-4 Notes									                      		($463,500.00)

6.	-	Interest on Class A-5 Notes									                      		($217,514.13)

7.	-	Interest on Class B Notes										                        	($192,081.81)

8.	-	Losses		                                           									($554,104.90)

9.	+	Late Charges/Extensions Fees Collected									              		$46,729.26

10.	-	Servicer Fee (including Late Charges)										           	($448,197.08)
													                                                   ______________
Total Excess Yield			                                  										$1,256,658.46
													                                                   ==============

            SCHEDULE OF ALLOCATION OF COLLECTION ACCOUNT


		Total Cash Deposited to Collection Account # 77084381				 				$19,452,423.22

		Servicer Advances on Receivables from Barnett Deposited
     to Collection	Account # 77084381									                     		$7,537.97

		Payaheads transfer from Payahead Account # 77084384									   		$155,037.03

		Class A-1 Notes
			Interest Distribution Amount - A(1)b					         		$0.00
			Principal Distribution Amount - A(1)c			       			 	$0.00          			$0.00

		Class A-2 Notes
			Interest Distribution Amount - A(2)b		 					($710,089.91)
			Principal Distribution Amount - A(2)c			($15,472,706.83)			($16,182,796.74)

		Class A-3 Notes
			Interest Distribution Amount - A(3)b		 					($854,250.00)
			Principal Distribution Amount - A(3)c		        					$0.00  			($854,250.00)

		Class A-4 Notes
			Interest Distribution Amount - A(4)b						 	($463,500.00)
			Principal Distribution Amount - A(4)c					        		$0.00  			($463,500.00)

		Class A-5 Notes
			Interest Distribution Amount - A(5)b				 			($217,514.13)
			Principal Distribution Amount - A(5)c				        			$0.00  			($217,514.13)

		Class B Notes
			Interest Distribution Amount - A(6)b		 					($192,081.81)
			Principal Distribution Amount - A(6)c		        					$0.00  			($192,081.81)

		Servicer fee and late charges to BDFS per Note B(2) (a)			 				($448,197.08)

		Excess Cash transfer to Reserve Account # 77084383											($1,256,658.46)
													                                                  _______________
		Balance				                                                   							($0.00)
                                                               ===============



          SCHEDULE OF ALLOCATION OF RESERVE ACCOUNT


		Beginning Balance		 						                                			$24,088,069.27

		Additions to Reserve Account							                         		$1,368,556.90

		Excess Yield to Certificateholders								                			($2,142,192.24)
                                                              ---------------
		Ending Balance		                                    									$23,314,433.93
                                                              ===============
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